                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                    METLIFE TARGET MATURITY Deferred Annuity
                       T-MARK Modified Guaranteed Annuity

                 METLIFE OF CONNECTICUT SEPARATE ACCOUNT ELEVEN

                  UNIVERSAL ANNUITY ADVANTAGE Variable Annuity
                    UNIVERSAL SELECT ANNUITY Variable Annuity

                       SUPPLEMENT DATED DECEMBER 19, 2008

            TO THE PROSPECTUSES DATED APRIL 28, 2008, AS SUPPLEMENTED

     This supplement updates information in, and should be read in conjunction with, the Prospectuses dated April 28, 2008. It should be read in its entirety and kept together with your Prospectus for future reference. You can obtain a copy of the April 28, 2008 prospectus by writing to MetLife Insurance Company of Connecticut, 1300 Hall Boulevard, Bloomfield, Connecticut, 06002-2910.

     Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

UNISEX ANNUITY RATES

     In connection with any pay-out options, where required by state law or under a qualified retirement plan, we will not take into account the sex of the annuitant(s). If you were issued a Contract with sex distinct rates prior to the time that state law mandated such rates, our pay-out rates will not be less than the guaranteed sex distinct rates in the Contract when issued.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1300 HALL BOULEVARD
BLOOMFIELD, CT 06002-2910